Wave Life Sciences Corporate Presentation November 9, 2023 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Building a leading RNA medicines company Multiple clinical proof-of-concept datasets expected in 2024 DMD (splicing), HD (silencing), and AATD (RNA editing) clinical programs advancing Leader in RNA editing therapeutics, emerging leader in RNAi Multi-modal drug discovery and development platform Pipeline of novel medicines for rare and prevalent diseases Strategic collaborations to expand and advance pipeline GMP manufacturing Strong and broad IP DMD, HD, and AATD clinical programs advancing 2024 expected milestones: Proof-of-mechanism data from RestorAATion clinical program of WVE-006 for AATD Data from FORWARD-53 clinical trial of WVE-N531 for DMD Data from SELECT-HD clinical trial of WVE-003 for HD Selection of INHBE clinical candidate for metabolic disorders, including obesity

Combining novel biology with validated, best-in-class chemistry to open opportunities for first-in-class medicines Accessing new endogenous enzymes for novel modalities (RNA editing) Opening up new targets, including prevalent diseases editing splicing siRNA silencing antisense silencing Wave has the most versatile RNA medicines platform in the industry Endogenous RNase H Endogenous AGO2 Endogenous ADAR enzyme RISC Restored Reading Frame Functional Protein Best-in-class nucleic acid chemistry applicable across modalities Ability to access novel / untapped areas of disease biology Genetic insights for rare and common diseases are unlocking new target opportunities Platform learnings and clinical validation continue to increase probability of success

Increasing genetic insights for rare and common diseases is unlocking new target opportunities Claussnitzer, et al. Nature (2020) 577, 179; King et al. PLoS Genet (2019) 15, e1008489 Accessing UK Biobank and building proprietary machine learning models to generate unique genetic insights

Proprietary PN chemistry enhances potency across modalities

RNA Editing

% Editing



100
80
60
40
20
0
% Editing
10-8
10-6
10-4
10-2
100
Concentration (µM)
Improved editing
PS/PO/PN
PS/PO (Stereopure)
PS/PO (Stereorandom)

Splicing

% Skipping



80
60
40
20
0
20
40
60
Improved skipping
Ranked by potency of reference PS/PO compound

Silencing

Target knockdown (% remaining)



Improved knockdown
Ranked by potency of reference PS/PO compound

● PS/PO reference compound ● PS/PN modified compound

WAVE LIFE SCIENCES

Left: Experiment was performed in iPSC-derived neurons *in vitro*; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a linear model equivalent of the ΔΔCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments

7

Robust RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery	Preclinical	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 SERPINA1 (AATD) (Editing for correction)	RestorAATion Clinical Program			GSK exclusive global license	200K
Multiple undisclosed Correction (Editing for correction)				100% global	>20K (multiple)
Multiple undisclosed Upregulation (Editing for upregulation)				100% global	>3M (multiple)
SPLICING					
WVE-N531 Exon 53 (DMD)	FORWARD-53 Trial (Phase 2)			100% global	2.3K
Other exons (DMD)				100% global	Up to 18K
SILENCING: ANTISENSE					
WVE-003 mHTT (HD)	SELECT-HD Trial (Phase 1b/2a)			Takeda 50:50 Option	25K Manifest (SNP3) 60K Pre-Manifest (SNP3)
SILENCING: siRNA					
INHBE* (Metabolic disorders, including obesity)				100% global	47M

*Through GSK collaboration, Wave can advance up to three collaboration programs (the first of which is INHBE) and GSK can advance up to eight collaboration programs.

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease

Editing for correction Editing for upregulation

WAVE LIFE SCIENCES

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Strategic collaboration with GSK to develop transformative RNA medicines for genetically defined diseases

- ✓ **$170 million upfront to Wave** (cash and equity[1])
- ✓ Additional research support funding
- ✓ Potential for **up to $3.3 billion in milestones**[2]
- ✓ Expands Wave's pipeline
- ✓ INHBE is Wave's first wholly-owned program emerging from GSK collaboration

PRISM

WAVE LIFE SCIENCES

Multiple value drivers to Wave

Milestone / royalties	Milestone / royalties	Genetic targets
GSK granted exclusive global license to WVE-006 for AATD	**GSK to advance up to eight collaboration programs**	**Wave to leverage GSK's genetic insights**
Up to $225 million in development and launch milestones	Up to $1.2 billion in aggregate in initiation, development and launch milestones	Wave to advance up to three wholly owned collaboration programs (or more pending agreement with GSK) [3]
Up to $300 million in sales-related milestones	Up to $1.6 billion in aggregate in sales-related milestones	
Double-digit tiered royalties as a percentage of net sales up to high-teens	Tiered royalties as a percentage of net sales up to low-teens	
Development and commercialization responsibilities transfer to GSK after completion of first-in-patient study	Development and commercialization responsibilities transfer to GSK at development candidate	

First-in-class RNA editing program

Collaboration leverages Wave's unique stereopure, PN-chemistry containing PRISM™ platform, including **editing**, **splicing**, **silencing** (RNAi and antisense)

[1]$120 million in cash and $50 million equity investment received in January 2023, [2]Initiation, development, launch, and commercialization milestones for WVE-006 and programs progressed during initial 4-year research term (8 GSK collaboration programs), [3]GSK eligible to receive tiered royalty payments and commercial milestones from Wave

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WVE-006 (RNA editing) AATD

WVE-006: Designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD

WVE-006 designed to correct Z allele mRNA to enable M-AAT protein to be produced


A

SERPINA1 Z allele mRNA encodes Z-AAT protein with E342K mutation

WVE-006
(GalNAc-conjugated AIMer)


I(G)

Edited *SERPINA1* mRNA enables wild-type M-AAT protein production

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1) **Restore** circulating, functional wild-type M-AAT

2) **Reduce** Z-AAT protein aggregation in liver

3) **Retain** M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

200,000 Pi*ZZ patients in US and Europe

AAT: Alpha-1 antitrypsin Strnad *et al.*, 2020 *N Engl J Med* 382:1443-55; Blanco *et al.*, 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69; Remih *et al.*, 2021 *Curr Opin Pharmacol* 59:149-56.

WAVE LIFE SCIENCES

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WVE-006 in AATD: First-in-class RNA editing clinical candidate

Potentially comprehensive approach to address both lung and liver manifestations of AATD

Increased AAT protein in NSG-PiZ mice

WVE-006 treatment results in serum AAT protein levels of up to 30 uM in NSG-PiZ mice


PBS
WVE-006
WVE-006 (NO LOADING DOSE)
Serum AAT protein (ug/ml) (Mean, s.e.m)
Week
~7-fold increase
11μM

Confirmed restored wild-type M-AAT protein

Overall percentages of serum AAT protein isoforms in NSG-PiZ mice
(Week 13)


% Serum AAT isoform (mean, SEM)
PBS
WVE-006
Z-AAT
Wild-type M-AAT protein
Z-AAT
M-AAT

Demonstrated functionality of M-AAT protein

Serum neutrophil elastase inhibition activity in NSG-PiZ mice


% Relative Elastase Inhibition (mean, SEM)
ns
****
Pre-Dose
Week 13
PBS
WVE-006
>3-fold increase over PBS

~50% editing supports restoration of MZ phenotype

WAVE LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency; M-AAT protein: wild-type AAT protein; WVE-006 administered subcutaneously (10 mg/kg bi-weekly) in 7-week old NSG-PiZ mice (n=5 per group); Loading dose: 3 x 10 mg/kg at Day 0. Left: Liver biopsies collected at wk 13 (1 wk after last dose) and SERPINA1 editing quantified by Sanger sequencing; Right: Total serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey)

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WVE-006 decreases lobular inflammation and PAS-D globule size, prevents increase in hepatocyte turnover

Correction of gain-of-function liver phenotypes



Fibrosis → Cirrhosis → Hepatocellular Carcinoma

Lobular inflammation
(NSG PiZ mice, week 13)



ns
**
*
Score (0-4)
5
4
3
2
1
0
Baseline
PBS
WVE-006
Week 0
Week 13

Mitoses
(NSG PiZ mice, week 13)



ns
*
ns
Number of mitotic figures/10 MPF
40
30
20
10
0
Baseline
PBS
WVE-006
Week 0
Week 13

PAS-D-positive globule size
(NSG PiZ mice, week 13)



****
****
****
Mean PAS-D+ globule diameter (µm)
25
20
15
10
5
0
Baseline
PBS
WVE-006
Week 0
Week 13

WAVE LIFE SCIENCES

Left (Lobular inflammation) and Middle (Mitoses): Scatter plot showing inflammation grade or mitoses score. Each circle represents an individual mouse, (Mean ± SEM); Right (PAS-D Globule Size): 40 largest globules in each of 5 mice were measured. Each circle represents a single PAS-D globule, (Mean ± SEM). Baseline: week 0 (7 weeks old); Treated week 13 (20 weeks old); Stats: Kruskal-Wallis followed by Dunn's test

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AIMer-directed editing is highly specific in mice

No bystander editing observed on SERPINA1 transcript

RNA editing only detected at PiZ mutation site in SERPINA1 transcript
(mouse liver)


C
0%
T
100%
PBS
Coverage
10000
5000
0
94380000
94384000
94388000
C
48.2%
T
51.8%
AATD AIMer
9000
6000
3000
0
94380000
94384000
94388000
SERPINA1
Editing site (PiZ mutation)

RNA editing across transcriptome
(mouse liver)


SERPINA1
(PiZ mutation site)
Coverage
6000
4000
2000
0
0
10
20
30
40
50
% Editing

Dose 3x10 mg/kg (days 0, 2, 4) SC with AATD AIMer (SA1 - 4). Liver biopsies day 7. RNA-seq to quantify on-target SERPINA1 editing, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4), SERPINA1 edit site is indicated

WAVE LIFE SCIENCES

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Proof of mechanism data in patients with AATD expected in 2024 Dose escalation Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels Expect to initiate dosing in 4Q 2023 Multiple assessments of serum AAT throughout cohort HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose RestorAATion-2: AATD Patients  SAD à MAD cohorts Dose E Dose D Dose C Dose B Dose A High dose Medium dose Low dose Informs dose & dose frequency RestorAATion-1: Healthy Volunteers Up to 7 doses

AIMers RNA editing capability

First-generation AIMer designs published in Nature Biotechnology Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1 SAR structure-activity relationship Specificity in vitro & in vivo (NHPs) In vitro-in vivo translation (NHPs) GalNAc conjugation Foundational AIMer SAR AIMers detected in liver of NHP at Day 50 (PK) ADAR editing with ACTB AIMer is highly specific ACTB Confidence (LOD score) % Editing RNA editing within full transcriptome (primary human hepatocytes) Substantial and durable editing in NHP liver in vivo (PD)  Day 50 RNA editing in NHP RNA editing only detected at editing site in ACTB transcript GalNAc AIMers GalNAc AIMers

Innovating on applications of ADAR editing Modulate protein-protein interaction Upregulate expression Modify function Post-translational modification Alter folding or processing Restore or correct protein function Achieved POC WVE-006 (GalNAc AIMer) AATD POC: proof of concept Correct G-to-A driver mutations with AIMers Modulate protein interactions with AIMers AIMers provide dexterity, with applications beyond precise correction of genetic mutations, including upregulation of expression, modification of protein function, or alter protein stability

Proprietary base modifications increase editing across edit region sequences


N3 U
AIMer
5′
3′
Edit Site

Proprietary base modification (N3 U) increases *UGP2* RNA editing across sequences *in vitro*


% Editing (mean ± sem)
100
80
60
40
20
0
**
**
ns
**
*
***
**
**
**
**
ns
**
Seq 1 (UAU)
Seq 2 (GAU)
Seq 3 (AAU)
Seq 4 (CAC)
Seq 5 (GAG)
Seq 6 (GAA)
Seq 7 (GAA)
Seq 8 (AAA)
Seq 9 (CAC)
Seq 10 (GAA)
Seq 11 (CAG)
Seq 12 (GAG)
Cytosine
N3 U

- N3 U: example of proprietary base modifications
- N3 U consistently improves RNA editing levels, including across sequences



WAVE LIFE SCIENCES

Presented at RNA Editing 2023 - Gordon Research Conference

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Upregulation: AIMers can edit RNA motifs to restore or upregulate gene expression RNA binding proteins recognize sequence motifs to regulate mRNA stability mRNA A I(G) Edited mRNA mRNA Decay Cascade “Dialed up” Gene Expression Attenuated Gene Expression Unique RNA motifs A single edited base permanently disrupts the motif Stable mRNA yields increased protein production RNA-binding protein Catalytically Efficient AIMer Decreased protein production AIMer edits and durably stabilizes mRNA

Edit-verse subnetwork reveals “Target A”: Metabolic syndrome target uniquely suited for AIMer upregulation Target A Liver target for upregulation, non-incretin therapy Strongly implicated in metabolic disease, with indirect causation in familial disorders Few therapies today provide weight loss in this specific patient population Estimate 90 million potential patients in the US and Europe with metabolic syndrome and obesity Serum protein levels and biomarkers available to assess target engagement PoC: proof-of-concept Analysis of terminal endpoints (day 31) is shown. Each variable was analyzed using Welch’s two-sided t-test. Significance was evaluated a p<0.05.

Substantial upregulation of protein induces weight loss and improves insulin sensitivity ~3-fold upregulation of Target A protein with GalNAc-AIMer led to weight reduction and improved insulin sensitivity in DIO mice  Body weight data were analyzed using a linear mixed effects model to assess the fix effects of diet, time and treatment, controlling for the initial day 0 body weight (continuous covariate) and subject (random effect). Fasted glucose and insulin data (from study termination, day 31) was analyzed using Welch’s two-sided t-test. Significance was evaluated at p<0.05. Significant Weight Loss AIMer Target A Improved Insulin Sensitivity p<0.05* p<0.001** Fasting glucose (mg/dl) Fasting insulin (ng/ml) AIMer Target A

Target B upregulation offers a first-in-class therapeutic approach for hyperlipidemia >70% editing achieves ~2-fold upregulation with corresponding increase in protein Target B Liver target for upregulation Hyperlipidemia; first-in-class therapeutic approach Estimate ~3 million target patients in US and Europe Serum biomarkers available to assess target engagement and efficacy Potential clinically meaningful benefit of >2 fold upregulation of target mRNA

Upregulation of liver Target X stops decline in kidney function

Target X

- Liver target for upregulation
- Target X produces a secreted protein to treat kidney disease
- Estimate ~170K target patients in US and Europe
- Therapeutic rationale supported by genetic insights, PheWAS, and observational data
- Plasma biomarkers available to assess target engagement
- ~2-fold upregulation in secreted protein expected to be clinically meaningful


Renal Insufficiency Network
Target X

WAVE LIFE SCIENCES

24

Building on success of AATD: Target E correction restores normal metabolism in rare genetic disease

Target E

- Liver target for correction
- Rare genetic disease
- High unmet need population not addressed with current therapeutic options
- ~17,000 patients addressable with correction approaches in US and Europe
- Fully translatable serum biomarker
- ~15-30% editing expected to deliver clinically meaningful benefit

Proof-of-concept RNA editing in human primary hepatocytes



Mock
AIMer-1 Target E
AIMer-2 Target E
%editing (mean ± SE)
0
20
40
60
*
**
Dose (µM)
0.005
0.014
0.042
0.125
p<0.001 *
p<0.0001 **

Two-way ANOVA (Treatment, Dose) and Tukey's HSD. Significance was evaluated at $p<0.05$, GalNAc-AIMers.

WAVE LIFE SCIENCES

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Upregulation of Target F restores kidney function in a rare genetic kidney disease

Achieved >2-fold upregulation of Target F mRNA *in vitro* with RNA editing

Target F

- Kidney target for upregulation
- Rare genetic kidney disease that leads to ESRD and need for dialysis / transplantation; High unmet need with few treatment options currently available
- ~85K patients in US and Europe addressable with upregulation approach
- Urinary biomarkers available to assess upregulation
- Clinically meaningful benefit may be achieved with 2-fold upregulation

Upregulation of Target F mRNA in Human kidney tubular epithelial cells


Target F mRNA foldΔ (mean ± SE)
0
1
2
3
*
*
Treatment
Mock
NTC
Target F AIMer-1
Target F AIMer-2
*p<0.0001

WAVE LIFE SCIENCES

ESRD: End Stage Renal Disease; Right: One-Way Anova; samples compared to NTC with Tukey's HSD test. Significance evaluated at $p<0.0001$.

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Correction of Target G mutation restores protein function in patients with a genetic lung disease Target G Lung disease target for correction Genetic lung disease with target patient population not addressed with available therapies ~5K patients amenable to correction approaches in US and Europe Clinically meaningful benefit expected with 20% correction Established clinical regulatory pathway In vitro

Multiple RNA editing opportunities to build high-value pipeline beyond WVE-006

- The Edit-verse is substantial and still expanding
- Advancing work for a diverse set of undisclosed targets addressing areas of high unmet need, including both rare and prevalent diseases

Potential to advance any combination of targets into preclinical development

	Hepatic (GalNAc-AIMers)				Extra-Hepatic (AIMers)	
	Target A	**Target B**	**Target X**	**Target E**	**Target F**	**Target G**
Approach	Upregulation	Upregulation	Upregulation	Correction	Upregulation	Correction
Tissue	Liver	Liver	Liver	Liver	Kidney	Lung
Therapeutic Area	Metabolic	Metabolic	Renal	Rare	Renal	Rare
Estimated Patients (US and Europe)	~90M	~3M	~170K	~17K	~85K	~5K

WAVE LIFE SCIENCES

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WVE-N531 (splicing) Duchenne muscular dystrophy

Duchenne muscular dystrophy Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Impacts approx. 1 in every 5,000 newborn boys each year; approx. 20,000 new cases annually worldwide  Approx. 8-10% are amenable to exon 53 skipping Dystrophin protein established by FDA as surrogate endpoint reasonably likely to predict benefit in boys1 for accelerated approval in DMD Increasing amount of functional dystrophin expression over minimal amount shown with approved therapies is expected to result in greater benefit for boys with DMD 1Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov Dysfunctional Splicing Exon Skipping No dystrophin protein produced Functional dystrophin produced Translation halted Translation continues Mutant pre-mRNA Disease State Restored State mRNA with disrupted reading frame Restored mRNA Mutant pre-mRNA Skip Oligo 53 53 50 51 54 55 50 51 54 55 53 50 51 54 55 50 51 54 55

Extended survival in dKO preclinical model supports potential of exon-skipping therapeutics for DMD Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 PN chemistry improved function and survival in dKO mice 100% survival at time of study termination Restored muscle and respiratory function to wild-type levels Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Time (weeks) PS/PO/PN 150 mg/kg weekly PS/PO/PN 75 mg/kg bi-weekly PS/PO 150 mg/kg weekly PBS Survival probability (%) Tidal volume Age (days) TVb (ml) Wild-type dKO: PBS dKO: PS/PO/PN Wild-type dKO: PBS dKO (PS/PO/PN oligonucleotide)

Preclinical data supported advancing WVE-N531 to clinical development 26th Annual ASGCT meeting, May 16-20, 2023 WVE-N531 reached high concentrations in heart and diaphragm in NHP WVE-N531: Dystrophin restoration of up to 71% in vitro Western Blot normalized to primary healthy human myoblast lysate Conc (uM) % Dystrophin Dystrophin Vinculin

WVE-N531 Part A clinical data: High exon-skipping & muscle concentrations after three bi-weekly doses

	suvodirsen	WVE-N531
Mean muscle concentration	0.7 µg/g	42 µg/g
Mean exon skipping	Not detectable	53%
Half-life in plasma	18 hours	25 days
Dose	22 weekly doses of 5 mg/kg	3 biweekly doses of 10 mg/kg

WVE-N531 uptake in myocyte stem cells


WVE-N531 uptake in myogenic stem cells

Important for potential muscle regeneration

WAVE LIFE SCIENCES

WVE-N531 data presented March 22, 2023 at Muscular Dystrophy Association Clinical and Scientific Conference; WVE-N531 biopsies collected ~2 weeks post-last dose (3 biweekly doses of 10 mg/kg) 42 µg/g = 6.1 µM; Suvodirsen biopsies collected post-last dose (weekly doses of 5 mg/kg) on week 22; Half-life as indicated by PK analysis; suvodirsen: discontinued first-generation non-PN chemistry compound; Right: Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 immunohistochemistry for stem cells

33

FORWARD-53, a potentially registrational Phase 2 clinical trial of WVE-N531 in DMD (Exon 53) Design of FORWARD-53: Phase 2, open-label, 10 mg/kg every other week, up to 10 patients  Endpoints: Dystrophin (powered for >5% of normal), safety/tolerability, pharmacokinetics, digital and functional assessments (incl. NSAA and others) Biopsies:  After 24 weeks of treatment After 48 weeks of treatment Screening Safety Follow-up Biweekly Dosing (10 mg/kg IV) Functional assessment Biopsy after 24 weeks of treatment Functional assessment Biopsy after 48 weeks of treatment Functional assessment IV: intravenous; NSAA: North star ambulatory assessment Data from FORWARD-53 expected in 2024

Potential for Wave to address up to 40% of DMD population Exon 45 Exon 44 Exon 52 WVE-N531 Exon 53 Exon 51 Not Amenable to Skipping 11-13% 8-10% 44% Left: Aartsma-Rus, et al. 2009 Hum Mutat 30, 293. DMD Population Exon 52 Exon 51 Exon 44 Protein Restoration Exon skipping and dystrophin restoration demonstrated in vitro Exon Skipping

WVE-003 (antisense silencing) Huntington’s Disease

Healthy individual Huntington’s disease mHTT toxic effects lead to neurodegeneration; loss of wtHTT functions may also contribute to HD Stresses wtHTT Stresses wtHTT mHTT + ~50% decrease in wtHTT Healthy CNS function Synaptic dysfunction | Cell death | Neurodegeneration Loss of wtHTT functions Huntington’s disease (HD) Wild-type HTT (wtHTT) is critical for normal neuronal function Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain Fatal disease characterized by cognitive decline, psychiatric illness, and chorea 30,000 people with HD in the US and more than 200,000 at risk of developing HD

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models

Selectively reduces mHTT mRNA in HD iPSC neurons *in vitro*



Percentage *HTT* mRNA Remaining
60
50
40
30
20
10
0
% *wtHTT* mRNA
% *mHTT* mRNA
Mock
1.6 µM
8 µM
40 µM
1.6 µM
8 µM
40 µM
Pan-silencing reference compound
WVE-003

Durable striatal mHTT knockdown for 12 weeks in BACHD mouse model



Striatum
Similar results in cortex
mHTT/Tubb3, relative to PBS
2.0
1.5
1.0
0.5
0.0
***
****
Weeks 2 4 12 2 4 12 2 4 12
PBS
Pan-silencing reference compound
WVE-003

WAVE LIFE SCIENCES

Results from ND50036 iPSC-derived medium spiny neurons. Total *HTT* knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 µg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline

38

Preservation of wtHTT WVE-003: First-in-class allele-selective candidate for HD mHTT protein levels Placebo WVE-003 (30 and 60 mg pooled*) wtHTT protein levels Reductions in mean CSF mHTT and preservation of wtHTT observed in pooled analysis of single-dose cohorts in SELECT-HD clinical study Single dose of WVE-003 Single dose of WVE-003 Reduction in mHTT protein: 22% from baseline 35% vs. placebo mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein *Pooled considering no apparent dose response between 2 cohorts; Data cut-off: August 29, 2022 Data from 30 mg multi-dose cohort with extended follow-up, along with all single-dose data expected 2Q 2024 Reductions in mHTT

INHBE program (siRNA silencing) Metabolic disorders, including obesity

Potential for best-in-class siRNA enabled by Wave's PRISM platform

Nucleic Acids Research

Impact of stereopure chimeric backbone chemistries on the potency and durability of gene silencing by RNA interference

- Unprecedented Ago2 loading increases potency and durability of silencing following administration of single subcutaneous dose



HSD17B13 mRNA
(liver, transgenic mice)
% mRNA remaining (HSD17B13/Hprt)
Time (weeks)
****
PBS
Reference
Wave siRNA



Antisense strand
(Liver, transgenic mice)
ug of oligo/g of tissue (mean ± sem)
Wk 2
Wk 7
Wk 14
PBS
HSD-1933
HSD-1930
NTC



Ago2 loading
(liver, transgenic mice)
Fold change relative to Reference 2
Wk 2
Wk 7
Wk 14
Reference
Wave siRNA

siRNA silencing is one of multiple Wave modalities being advanced in strategic research collaboration with GSK

WAVE LIFE SCIENCES

Left, Middle, and right: Mice expressing human *HSD17B13* transgene treated with siRNA (3 mg/kg) or PBS, liver mRNA, guide strand concentration, Ago2 loading quantified. Stats: Two-way ANOVA with post-hoc test * P<0.05, ****P<0.0001. Liu et al., 2023 *Nuc Acids Res* doi: 10.1093/nar/gkad268;

41

INHBE GalNAc-siRNA represents an evolution in treatment for metabolic diseases, including obesity 1. Liang, et al. 2023 Postgraduate Medical Journal 99(1175):985; 2. Lakka, et al. 2002 JAMA 288(21):2709; 3. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34(3):247-262; 4. Liu, et al. 2022 Front. Endocrinol. 13:1043789; 5. Prime Therapeutics Claims Analysis, July 2023; 6. Müller, et al. 2019 Molecular Metabolism 30: 72-130. Metabolic syndrome* is associated with type 2 diabetes, cardiovascular disease, hypertension, stroke, cancer, and increased mortality1,2 Estimate ~47M people in US and Europe with metabolic disorders, including obesity Therapeutic options beyond GLP1s are needed GLP-1 receptor agonists lead to weight loss at the expense of muscle mass3 GLP-1 receptor agonists suppress general reward system6 GLP-1 receptor agonists associated with poor tolerability profile4 with 68% drop-off after 1 year5 Preferred approach would improve metabolism and increase fat loss while maintaining muscle mass Restoration of metabolic health via INHBE silencing can simultaneously address obesity and other drivers of metabolic syndrome *Patients diagnosed with metabolic syndrome based on having 3 of the following: abdominal obesity, high bp, high blood glucose, high TG, or low HDL

Driven by clinical genetics, Wave's first RNAi program addresses high unmet need in metabolic disorders, including obesity

INHBE program is Wave's first wholly owned program emerging from GSK collaboration

- Leverages novel genetic insights accessed through GSK collaboration
- INHBE loss-of-function heterozygous carriers exhibit healthy metabolic profile[1,2,3]:
  - ✓ Reduced waist-to-hip ratio
  - ✓ Reduced odds ratio of type 2 diabetes by 28%, and coronary artery disease
  - ✓ Reduced serum triglycerides
  - ✓ Elevated HDL-c
  - ✓ Reduced HbA1c
  - ✓ Lowered ApoB
- INHBE expressed primarily in liver and gene product (subunit of activin E) acts on its receptor in adipose tissue[4]
- GalNAc-siRNA for targeted delivery to hepatocytes

≥50% reduction of INHBE with siRNA expected to restore a healthy metabolic profile

WAVE LIFE SCIENCES

1. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 2. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8; 3. PLOS ONE 2018. https://doi.org/10.1371/journal.pone.0194798; 4. Adam, RC. et.al. Proc Natl Acad Sci USA. 2023, 120(32): e2309967120.

43

INHBE knockdown of 90% demonstrated in human hepatocytes with GalNAc-siRNA



Human hepatocytes
%mRNA remaining (SEM)
(hINHBE/hSFRS9)
100
75
50
25
0
0.1 nM
1.6 nM
10 nM
25 nM



Mouse hepatocytes
%mRNA remaining (SEM)
(mInhbe/mHprt)
100
75
50
25
0
2 nM
8 nM
30 nM
125 nM

- This cross-reactive sequence demonstrates ~90% maximal knock-down in human hepatocytes and ~65% in mouse hepatocytes
- Additional human selective sequences are in development

WAVE LIFE SCIENCES

Primary hepatocytes were treated with a cross-reactive siRNA via free uptake. INHBE mRNA was quantified by RT-qPCR.

44

INHBE silencing achieved *in vivo* with GalNAc-siRNA exceeds therapeutic threshold and led to lower body weight

INHBE knockdown demonstrated in mice at 5 weeks



INHBE silencing
mRNA expression
(relative to PBS liver)
125
100
75
50
25
0
~62%
silencing
****
Therapeutic
threshold1
HFD, PBS
Inhbe siRNA

INHBE knockdown led to 16% lower body weight as compared to control



Lower relative body weight
Body weight relative to PBS (%)
5
0
-5
-10
-15
-20
1
2
3
4
5
Weeks
Control
(HFD, PBS)
Inhbe siRNA

Similar effect seen in semaglutide preclinical studies

HFD: high-fat diet. Stats: two-sided Welch's T Test **** P < 0.0001

1. Adam, RC. et.al. *Proc Natl Acad Sci USA.* 2023, 120(32): e2309967120.

Data plotted by body weight difference as a percentage of PBS treated young DIO mice; Coskun, T. et. al. *Mol. Metab. 2018, 18, 3.* Stats: Repeated Measures ANOVA; Inhbe siRNA vs. Control significantly different at P < 0.05 level weeks 2 through 5

WAVE LIFE SCIENCES

45

INHBE silencing leads to significant decrease in visceral fat, consistent with phenotype of heterozygous LoF carriers

INHBE knockdown in young DIO mice resulted in less fat mass across multiple types of white adipose tissue, without loss of brown fat

Changes in white adipose tissue after 5 weeks


mesenteric
~56% reduction
***
mesWAT weight (g)
1.5
1.0
0.5
0.0
Chow, PBS
HFD, PBS
HFD, Inhbe siRNA
epididymal
~34% reduction
****
epiWAT weight (g)
2.5
2.0
1.5
1.0
0.5
0.0
Chow, PBS
HFD, PBS
HFD, Inhbe siRNA
inguinal
~38% reduction
***
ingWAT weight (g)
1.5
1.0
0.5
0.0
Chow, PBS
HFD, PBS
HFD, Inhbe siRNA

Subsequent 8-week study demonstrates further reduction in excess visceral fat

Changes in white adipose tissue after 8 weeks


mesenteric
~56% reduction
**
mesWAT weight (g)
1.5
1.0
0.5
0.0
Chow, PBS
HFD, PBS
HFD, Inhbe siRNA
epididymal
~40% reduction
****
epiWAT weight (g)
2.5
2.0
1.5
1.0
0.5
0.0
Chow, PBS
HFD, PBS
HFD, Inhbe siRNA
inguinal
~45% reduction
*
ingWAT weight (g)
1.5
1.0
0.5
0.0
Chow, PBS
HFD, PBS
HFD, Inhbe siRNA

WAVE LIFE SCIENCES

Adam, RC. et.al. Proc Natl Acad Sci USA. 2023, 120(32): e2309967120. HFD: high-fat diet. Stats: white-adjusted Two-way ANOVA with Bonferroni-adjusted post hoc comparisons per tissue type allowing heteroscedasticity (only HFD, Inhbe siRNA vs. HFD, PBS shown) *P < 0.05, **P < 0.01, ***P < 0.001, ****P < 0.0001

46

INHBE candidate for metabolic disorders, including obesity, expected in 4Q 2024

Next generation siRNA results in more potent and durable knockdown of serum Ttr protein



Serum Ttr ±SEM (rel to PBS)
125
100
75
50
25
0
0 5 10 15 20 25 30 35 40 45 50
Day
PBS
Benchmark
siRNA
Next gen siRNA
*
Next generation siRNA

INHBE program

- Applying next-generation siRNA chemistry to INHBE program
- Potent and highly specific leads identified
- Potential for infrequent administration

Wave's next generation GalNAc-siRNA demonstrates best-in-class potential

Foster, DJ. et.al. Mol Ther. 2018, 26(3), 708. B6 mice administered PBS or 0.5 mg/kg of siRNA (subcutaneous). Benchmark: Stats: Mixed Two-way ANOVA followed by post hoc test comparing siRNA vs. Next gen siRNA per day derived from linear mixed effects model * P < 0.0001

WAVE LIFE SCIENCES
47

Wave’s platform chemistry enables siRNA extra-hepatic delivery Chemical impact Introduction of neutral backbone Unique structural feature of PN, specifically guanidine Increased lipophilicity Stereochemistry  Extra-hepatic delivery Titrating siRNA lipophilicity tunable PNs (PN variants) Maintaining high Ago2 loading and intracellular trafficking Titrating plasma protein binding Altered delivery, enhanced potency and durability in various tissues PN PN can tune extra-hepatic delivery of siRNA using rational design, including placement, number of modifications and PN variants

Tunable PN variants enhance potency and alter extra-hepatic delivery of non-GalNAc siRNAs

Non-GalNAc siRNA with PN variants improve silencing in liver and adipose tissue 14 and 28 days post single dose



Liver
White adipose
Brown adipose
Day
14
28
14
28
14
28
125
100
75
50
25
0
% mRNA remaining (mean ± SE)
(Sod1/Hprt)
****
*
****
****
***
****
****
PN
PN variant
-- PBS

- Reaching adipose tissue in addition to liver with siRNA is important for certain metabolic disorders
- PN variants also enhanced siRNA silencing in muscle tissue, including heart and diaphragm

WAVE LIFE SCIENCES

Stats: Three-way ANOVA followed by Bonferroni-adjusted post hoc test comparing condition to PBS (data not shown) * $P < 0.05$, *** $P < 0.001$, **** $P < 0.0001$; B6 mice administered PBS or 5 mg/kg of Sod1 siRNA (no GalNAc conjugate) subcutaneous injection (n=7). Taqman qPCR assays used for RNA PD, relative fold changes of *Sod1* to *Hprt* mRNA normalized to % of PBS group.

49

Single dose of next generation siRNA delivers broad, potent and durable CNS target engagement

Sustained APP knockdown of at least 75% throughout the 16-week study *in vivo* in mice



APP silencing
Next gen siRNA wk8
Next gen siRNA wk16
%mRNA remaining (SEM) (App/Hprt)
125
100
75
50
25
0
Cortex
Striatum
Cerebellum
Hippocampus
Brainstem
Spinal cord

Robust target engagement translates to substantial App protein reduction across brain regions 8-weeks post single dose



Striatum
Hippocampus
PBS
Next gen siRNA

WAVE
LIFE SCIENCES

PBS (dotted line) or 100 µg of App siRNA administered ICV (n=7). PCR assays for RNA PD, relative fold changes of *App* to *Hprt* mRNA normalized to % of PBS; Stats: Three-way ANOVA followed by Bonferroni-adjusted post hoc test comparing condition to PBS (data not shown), Next gen siRNA significantly lower than PBS at both time points for all tissues at P < 0.0001 level; Immunohistochemical analysis of FFPE Mouse Brain tissue labeling App protein (Color Brown) with CS#19389 followed by a ready to use Polymer-HRP 2nd Detection antibody. Nuclei were counterstained with Hematoxylin (Color Blue). Single 100 ug ICV injection

50

Wave siRNA demonstrates more potent and durable silencing as compared to published state-of-the-art

Wave (APP – Cortex)


%mRNA remaining (SEM) (App/Hprt)
125
100
75
50
25
0
Cortex
Next gen siRNA wk8
Next gen siRNA wk16

Single dose
100 µg by ICV

Knockdown > 112 days post-dose

Alnylam (APP – Cortex)

Nat Biotechnol **40**, 1500–1508 (2022)


% message remaining (relative to aCSF)
150
100
50
0
siRNA XVIII
30
60
90
180
Time (days) post-dose

Single dose
120 µg by ICV

Knockdown < 90 days post-dose

WAVE LIFE SCIENCES

PBS (dotted line) or 100 µg of App siRNA administered ICV (n=7). PCR assays for RNA PD, relative fold changes of *App* to *Hprt* mRNA normalized to % of PBS; Stats: Three-way ANOVA followed by Bonferroni-adjusted post hoc test comparing condition to PBS (data not shown), Next gen siRNA significantly lower than PBS at both time points for all tissues at P < 0.0001 level. Source: Brown, K.M., Nair, J.K., Janas, M.M. *et al.* Expanding RNAi therapeutics to extrahepatic tissues with lipophilic conjugates. *Nat Biotechnol* **40**, 1500–1508 (2022).

51

Anticipated upcoming milestones

Anticipated upcoming milestones AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease; mHTT: Mutant huntingtin; wtHTT: Wild-type huntingtin WVE-006 (AATD) Most advanced RNA editing candidate & potential best-in-class approach for AATD 4Q 2023: Initiate dosing in healthy volunteers in RestorAATion clinical program 2024: Deliver proof-of-mechanism data from RestorAATion clinical program WVE-N531 (DMD) Potential best-in-class approach with highest exon skipping reported 2023: Initiate dosing in potentially registrational FORWARD-53 Phase 2 clinical trial 2024: Deliver data from FORWARD-53 clinical trial WVE-003 (HD) First-in-class mHTT lowering, wtHTT-sparing approach 2Q 2024: Deliver data from 30 mg multi-dose cohort with extended follow up, along with all single-dose data INHBE Program (Metabolic disorders, including obesity) Driven by clinical genetics, with potential to be next-generation therapeutic for obesity 4Q 2024: Select INHBE clinical candidate Discovery Pipeline & Collaborations Advance collaboration activities with GSK, with potential for additional cash inflows in 2023 and beyond Select five new clinical candidates by year-end 2025, including INHBE

Wave is poised for significant and sustained growth  Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients) AATD WVE-006 DMD WVE-N531 Exon 53 HD WVE-003 SNP3 INHBE metabolic disorders, including obesity Clinical candidate expected 4Q 2024 Four additional clinical candidates by year-end 2025 Value of US Total Addressable Market (TAM) ~$12B >$65B

For more information: InvestorRelations@wavelifesci.com Thank you!